Exhibit 99

CONFERENCE CALL

BIRMINGHAM, Alabama (February 8, 2001) Protective Life Corporation (NYSE:PL) will announce its fourth quarter 2000 earnings Tuesday morning, February 13, 2001.

There will be a conference call for management to discuss fourth quarter results Tuesday, February 13 at 10:00 a.m. Eastern. The public may listen to the call by calling 1-800-374-1664. A simultaneous web cast of the call will also be available on the Company’s web site at www.protective.com.

A recording of the call will be available from 1:00 p.m. Eastern February 13 until midnight February 14. You may access the recording by calling 1-800-642-1687 and giving the code number 24592.

Supplemental financial information will also be available at release time through “fax on demand” by calling 1-800-323-6124.

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